EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Larry C. Miller, Vice President-Finance and Chief Financial Officer of Butler Manufacturing Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Annual Report on Form 10-K of the company for the year period December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the company.

March 12, 2004	/s/ Larry C. Miller

Dated	Larry C. Miller Vice President — Finance, and Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO BUTLER MANUFACTURING COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.